Exhibit 99.1

Aeva Unveils Vision for the Future of Sensing and Perception and Reports Second Quarter 2025 Results at Aeva Day

LG Innotek and Aeva Unveil Strategic Collaboration to Accelerate Expansion of Aeva Perception Platform Across Automotive, Robotics and Consumer Applications

Collaboration with Bendix, the ADAS Solutions Leader for Commercial Vehicle Systems, to bring Aeva 4D LiDAR to L2+ Collision Mitigation for High Volume Markets

Record Quarterly Revenue in Q2 Driven by Continued Commercial Momentum

MOUNTAIN VIEW, Calif., July 31, 2025 – Aeva® (NASDAQ: AEVA), a leader in next-generation sensing and perception systems, today hosted Aeva Day: Beyond the Beam in New York City, where the company showcased how its unique perception platform can enable the future of sensing and perception across multiple applications and industries at mass scale. At the event, key customers, partners and industry leaders shared their insights on Aeva’s differentiated performance and the growing trend towards FMCW technology.

Key Event Highlights

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Passenger Automotive: Mercedes-Benz and Wideye by AGC on next-generation LiDAR solutions for passenger vehicles and advantages of 4D LiDAR to enable L3 automated driving at highway speeds.
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Commercial Vehicles:
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Bendix and Aeva to bring 4D LiDAR to L2+ Collision Mitigation for High Volume Markets: Bendix’s flagship ADAS system is the market leader in collision mitigation and active safety solutions, representing one of the largest opportunities for active safety innovation in North America with approximately 300,000 new trucks sold annually. Bendix solutions are available on most major Class 8 OEM platforms including Paccar, Navistar, and the Volvo Group.
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Daimler Truck and Torc Robotics on progressing on track toward SOP and leveraging Aeva for L4 autonomy in trucking.
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LG Innotek: Keynote and fireside chat discussing the partnership with Aeva to accelerate expansion across a broad range of markets, starting with manufacturing of Atlas Ultra for passenger automotive including the Top 10 Passenger OEM and developing new products to enter new markets across robotics and consumer applications.
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Smart Infrastructure: Sotereon.ai and D2 Traffic Technologies on using Aeva 4D LiDAR to enhance safety and efficiency at venues including airports, and for intelligent traffic management.
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Manufacturing Automation: LMI Technologies and Nikon on leveraging Aeva’s precision for industrial automation applications including factory and process automation.
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Production Scaling and Supply Chain: Manufacturing partners, Tower Semiconductor and Jabil, on partnerships to accelerate the manufacturing of Aeva’s lidar-on-chip technology and sensing system at scale.

“Aeva is entering an inflection point where multiple years of investments leveraging our unified perception platform is accelerating next-generation capabilities across multiple automation use cases beyond the traditional uses for LiDAR,” said Soroush Salehian, Co-founder and CEO at Aeva. “This has been our vision from the beginning, and at Aeva Day, we shared how our chip-scale platform, and select customers and partners who are leaders in their fields, uniquely positions Aeva to deploy our products at mass scale. This includes our strategic collaboration with LG Innotek to accelerate our expansion into new and broader markets.”

During Aeva Day, the company also released its second quarter 2025 results. The webcast and replay of Aeva Day can be accessed at investors.aeva.com.

Second Quarter 2025 Financial Highlights

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Cash, Cash Equivalents and Marketable Securities
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Cash, cash equivalents and marketable securities of $49.8 million and available equity facility of $125.0 million as of June 30, 2025
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Revenue
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Revenue of $5.5 million in Q2 2025, compared to revenue of $2.0 million in Q2 2024
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GAAP and Non-GAAP Operating Loss*
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GAAP operating loss of $34.9 million in Q2 2025, compared to GAAP operating loss of $48.9 million in Q2 2024
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Non-GAAP operating loss of $25.1 million in Q2 2025, compared to non-GAAP operating loss of $32.0 million in Q2 2024
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GAAP and Non-GAAP Net Loss per Share*
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GAAP net loss per share of $3.49 in Q2 2025, compared to GAAP net loss per share of $0.82 in Q2 2024
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Non-GAAP net loss per share of $0.44 in Q2 2025, compared to non-GAAP net loss per share of $0.57 in Q2 2024
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Shares Outstanding
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Weighted average shares outstanding of 55.2 million in Q2 2025

•
The strategic investment by LG Innotek in Aeva has been recorded as a share subscription liability at a fair value of $77.5 million as of June 30, 2025. Upon closing, we anticipate to issue common shares of Aeva to LG Innotek and the share subscription liability will convert into equity based on the fair value on the closing date.
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Series A and private placement warrant liability recorded at fair value as of June 30, 2025 of $102.1 million is not expected be settled in cash.

*Tables reconciling GAAP to non-GAAP measures are provided at the end of this release.

About Aeva Technologies, Inc. (NASDAQ: AEVA)

Aeva’s mission is to bring the next wave of perception to a broad range of applications from automated driving to industrial robotics, consumer electronics, consumer health, security and beyond. Aeva is transforming autonomy with its groundbreaking sensing and perception technology that integrates all key LiDAR components onto a silicon photonics chip in a compact module. Aeva 4D LiDAR sensors uniquely detect instant velocity in addition to 3D position, allowing autonomous devices like vehicles and robots to make more intelligent and safe decisions. For more information, visit www.aeva.com, or connect with us on X or LinkedIn.

Aeva, the Aeva logo, Aeva 4D LiDAR, Aeva Atlas, Aeries, Aeva Eve, Aeva Ultra Resolution, Aeva CoreVision, and Aeva X1 are trademarks/registered trademarks of Aeva, Inc. All rights reserved. Third-party trademarks are the property of their respective owners.

Forward-looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward-looking statements in this press release include our beliefs regarding our expectations with respect to timing of product shipments, customer agreements, ability to enter new markets and investments, and our expectations regarding our strategic partnership with LG Innotek. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to: (i) the fact that Aeva is an early stage company with a history of operating losses and may never achieve profitability, (ii) Aeva’s limited operating history and limited history of shipping significant product volumes, (iii) the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities, (iv) the ability for Aeva to have its products selected for inclusion in OEM products, (v) the ability to manufacture at volumes and costs needed for commercial programs, (vi) no assurance that any of our customers will ever complete testing and validation with us or that we will receive any billings or revenues in connection with such programs or that such customers will continue such programs, (vii) the need to conclude definitive deployment or production agreements with potential customers, (viii) that any validation orders will result in larger orders, (ix) that any programs into which our products may be designed will result in significant end customer sales, (x) that any of the opportunities referenced in this press release will result in significant deployments of our products, (xi) unforeseen project delays or product issues, such as difficulties or delays in shipping, manufacturing or installation, (xii) end customer acceptance of the platform, (xiii) our ability to reduce costs and unforeseen expenses, (xiv) acceptance of Aeva’s technology in other markets, and (xv) other material risks and other important factors that could affect our financial results that are further described in our filings with the SEC. Please refer to our filings with the SEC, including our most recent Form 10-K and Form 10-Q. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Aeva assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Aeva does not give any assurance that it will achieve its expectations.

Non-GAAP Information

In addition to our financial results determined in accordance with U.S. GAAP, we present non-GAAP operating loss and non-GAAP net loss per share. “Non-GAAP operating loss” is defined as GAAP operating loss before stock-based compensation, loss on joint development agreement and litigation settlement, net. “Non-GAAP net loss per share” is defined as non-GAAP net loss divided by weighted average shares outstanding, basic and diluted. “Non-GAAP net loss” is defined as GAAP net loss before stock-based compensation, loss on joint development agreement, litigation settlement, net, fair value of share subscription liability and change in fair value of warrant liability.

We believe that non-GAAP operating loss and non-GAAP net loss per share, when taken together with the corresponding U.S. GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our core business, results of operations, or outlook. We consider non-GAAP operating loss and non-GAAP net loss per share to be important measures because they help illustrate underlying trends in our business and our historical operating performance on a more consistent basis.

However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with U.S. GAAP. Non-GAAP financial measures have limitations, including that they exclude certain expenses that are required under GAAP, which adjustments reflect the exercise of judgment by management. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP financial measures or ratios differently or may use other financial measures or ratios to evaluate their performance, all of which could reduce the usefulness of non-GAAP operating loss and non-GAAP net loss per share as tools for comparison. Reconciliations are provided at the end of this release to the most directly comparable financial measures in accordance with U.S. GAAP. Investors are encouraged to review our U.S. GAAP financial measures and not to rely on any single financial measure to evaluate our business.

Contacts

Investors:

Andrew Fung

investors@aeva.ai

Media:

Michael Oldenburg

press@aeva.ai

AEVA TECHNOLOGIES, INC.
Condensed Consolidated Balance Sheet
(Unaudited)
(In thousands)

	June 30, 2025	December 31, 2024

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$21,743	$28,864
Marketable securities	28,106	83,143
Accounts receivable	3,896	1,187
Inventories	3,659	2,345
Other current assets	10,912	7,761
Total current assets	68,316	123,300
Operating lease right-of-use assets	1,996	3,826
Property, plant and equipment, net	12,753	10,332
Intangible assets, net	1,275	1,725
Other noncurrent assets	6,809	8,306
TOTAL ASSETS	$91,149	$147,489
LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable	$4,793	$5,453
Accrued liabilities	5,809	5,710
Accrued employee costs	2,445	5,783
Lease liability, current portion	1,824	3,039
Share subscription liability	77,496	—
Other current liabilities	13,352	19,174
Total current liabilities	105,719	39,159
Lease liability, noncurrent portion	3	720
Warrant liability	102,136	8,258
Other non-current liability	1,472	—
TOTAL LIABILITIES	209,330	48,137
STOCKHOLDERS’ EQUITY (DEFICIT):
Common stock	6	6
Additional paid-in capital	721,288	711,160
Accumulated other comprehensive income (loss)	(5)	47
Accumulated deficit	(839,470)	(611,861)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(118,181)	99,352
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$91,149	$147,489

AEVA TECHNOLOGIES, INC.
Condensed Consolidated Statements of Operations
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenue	$5,511	$2,012	$8,879	$4,119
Cost of revenue (1)	8,231	2,860	11,289	6,359
Gross profit (loss)	(2,720)	(848)	(2,410)	(2,240)
Operating expenses:
Research and development expenses (1)	22,841	26,196	44,410	51,208
General and administrative expenses (1)	7,969	8,663	15,186	17,074
Selling and marketing expenses (1)	1,393	1,706	3,335	4,235
Litigation settlement, net	—	11,500	—	11,500
Total operating expenses	32,203	48,065	62,931	84,017
Operating loss	(34,923)	(48,913)	(65,341)	(86,257)
Interest income	619	2,099	1,626	4,557
Change in fair value of warrant liability	(88,478)	3,517	(93,878)	3,080
Fair value of share subscription liability	(69,996)	—	(69,996)	—
Other income (expense), net	106	27	107	24
Loss before income taxes	$(192,672)	$(43,270)	$(227,482)	$(78,596)
Income tax provision	70	123	127	123
Net loss	$(192,742)	$(43,393)	$(227,609)	$(78,719)
Net loss per share, basic and diluted	$(3.49)	$(0.82)	$(4.14)	$(1.49)
Weighted-average shares used in computing net loss per share, basic and diluted	55,161,124	52,995,093	54,956,722	52,868,909

(1) Includes stock-based compensation as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Cost of revenue	$32	$64	$63	$166
Research and development expenses	3,434	4,189	6,411	8,178
General and administrative expenses	2,349	913	3,725	1,820
Selling and marketing expenses	209	198	389	461
Total stock-based compensation expense	$6,024	$5,364	$10,588	$10,625

AEVA TECHNOLOGIES, INC.
Condensed Consolidated Statements of Cash Flows
(Unaudited)
(In thousands)
	Six Months Ended June 30,
	2025	2024
Cash flows from operating activities:
Net loss	$(227,609)	$(78,719)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,716	2,741
Loss on joint development agreement	3,785	—
Impairment of inventories	134	559
Change in fair value of warrant liability	93,878	(3,080)
Fair value of share subscription liability	69,996	—
Stock-based compensation	10,588	10,625
Amortization of right-of-use assets	1,830	1,703
Amortization of premium and accretion of discount on available-for-sale securities, net	(795)	(2,096)
Other	—	118
Changes in operating assets and liabilities:
Accounts receivable	(2,709)	(216)
Inventories	(1,448)	(1,184)
Other current assets	2,849	(3,156)
Other noncurrent assets	505	317
Accounts payable	(1,779)	199
Accrued liabilities	(2,940)	288
Accrued employee costs	(3,337)	(2,999)
Lease liability	(1,932)	(1,749)
Other current liabilities	(5,820)	16,522
Other non-current liability	1,472	—
Net cash used in operating activities	(60,616)	(60,127)
Cash flows from investing activities:
Purchase of property, plant and equipment	(1,825)	(2,427)
Purchase of available-for-sale securities	(23,369)	(52,072)
Proceeds from maturities of available-for-sale securities	79,149	99,940
Net cash provided by investing activities	53,955	45,441
Cash flows from financing activities:
Payments of taxes withheld on net settled vesting of restricted stock units	(578)	(293)
Proceeds from exercise of stock options	118	54
Net cash provided by (used in) financing activities	(460)	(239)
Net decrease in cash and cash equivalents	(7,121)	(14,925)
Beginning cash and cash equivalents	28,864	38,547
Ending cash and cash equivalents	$21,743	$23,622

AEVA TECHNOLOGIES, INC.
Reconciliation of GAAP to Non-GAAP Operating Results
(Unaudited)
(In thousands, except share and per share data)

Reconciliation from GAAP to non-GAAP operating loss
	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024

GAAP operating loss	$(34,923)	$(48,913)	$(65,341)	$(86,257)
Stock-based compensation	6,024	5,364	10,588	10,625
Loss on joint development agreement	3,785	—	3,785	—
Litigation settlement, net	—	11,500	—	11,500
Non-GAAP operating loss	$(25,114)	$(32,049)	$(50,968)	$(64,132)

Reconciliation from GAAP to non-GAAP net loss
	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024

GAAP net loss	$(192,742)	$(43,393)	$(227,609)	$(78,719)
Stock-based compensation	6,024	5,364	10,588	10,625
Loss on joint development agreement	3,785	—	3,785	—
Change in fair value of warrant liability	88,478	(3,517)	93,878	(3,080)
Fair value of share subscription liability	69,996	—	69,996	—
Litigation settlement, net	—	11,500	—	11,500
Non-GAAP net loss	$(24,459)	$(30,046)	$(49,362)	$(59,674)

Reconciliation between GAAP and non-GAAP net loss per share
	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Shares used in computing GAAP net loss per share:
Basic and diluted	55,161,124	52,995,093	54,956,722	52,868,909
GAAP net loss per share
Basic and diluted	$(3.49)	$(0.82)	$(4.14)	$(1.49)
Stock-based compensation	0.11	0.10	0.19	0.20
Loss on joint development agreement	0.07	—	0.07	—
Change in fair value of warrant liability	1.60	(0.07)	1.71	(0.06)
Fair value of share subscription liability	1.27	-	1.27	-
Litigation settlement, net	—	0.22	—	0.22
Non-GAAP net loss per share
Basic and diluted	$(0.44)	$(0.57)	$(0.90)	$(1.13)